UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 29, 2025

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose,	CA	95134
(Address, including zip code, of principal executive offices)

(408)	907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2025, NETGEAR, Inc. (the “Company”) virtually held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders of record at the close of business on March 31, 2025, voted on five proposals, each of which is described in more detail in the Proxy Statement. At the Annual Meeting, 25,361,311 shares were represented in person or by proxy, which constituted a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of abstentions with respect to each proposal, and the number of broker non-votes with respect to each proposal:

1.
The election of seven directors to serve until the next Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-votes
Charles (CJ) Prober	22,746,127	493,839	7,286	2,114,059
Sarah S. Butterfass	22,448,274	791,993	6,985	2,114,059
Laura J. Durr	23,191,196	49,033	7,023	2,114,059
Shravan K. Goli	22,675,012	564,932	7,308	2,114,059
Bradley L. Maiorino	23,192,037	47,891	7,324	2,114,059
Laura C. Orvidas	23,006,857	236,110	4,285	2,114,059
Janice M. Roberts	22,662,019	578,248	6,985	2,114,059

2.
Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For:	24,749,422
Against:	604,755
Abstain:	7,134
Broker Non-Votes:	-

3.
Approval of the non-binding advisory proposal regarding executive compensation:

For:	16,114,000
Against:	7,091,966
Abstain:	41,286
Broker Non-Votes:	2,114,059

4.
Approval of the NETGEAR, Inc. 2025 Equity Incentive Plan:

For:	12,114,005
Against:	11,112,667
Abstain:	20,580
Broker Non-Votes:	2,114,059

5.
Approval of an amendment to the NETGEAR, Inc. 2003 Employee Stock Purchase Plan to increase the number of shares of NETGEAR, Inc. common stock authorized for sale thereunder by 1,500,000 shares:

For:	23,134,209
Against:	103,231
Abstain:	9,812
Broker Non-Votes:	2,114,059

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

By:	/s/ Kirsten J. Daru
Kirsten J. Daru
General Counsel and Chief Privacy Officer

Dated:	May 30, 2025